Exhibit 10.07

FIRST SUPPLEMENT, AMENDMENT, AND RESTATEMENT OF DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,
FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

FROM

PEGASI ENERGY RESOURCES CORPORATION,
A NEVADA CORPORATION
(as Borrower)

AND

PEGASI ENERGY RESOURCES CORPORATION,
A TEXAS CORPORATION
(as Mortgagor and Debtor)

TO

PASQUALE DeANGELIS
(as Collateral Agent for the Secured Holders)

AND

JAY MOORIN
(as Trustee)

FOR PURPOSES OF FILING THIS INSTRUMENT AS A FINANCING STATEMENT, THE MAILING ADDRESS OF MORTGAGOR/DEBTOR IS P. O. BOX 2033, TYLER, TEXAS 75710-2033; THE MAILING ADDRESS OF PASQUALE DeANGELIS, COLLATERAL AGENT FOR THE SECURED HOLDERS IS 2430 VANDERBILT BEACH ROAD, #108 - 190, NAPLES, FL 34109.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, AND COVERS FUTURE ADVANCES AND PROCEEDS. INTERESTS IN OIL, GAS, MINERALS AND OTHER AS-EXTRACTED COLLATERAL OR IN ACCOUNTS RESULTING FROM THE SALE THEREOF, WHICH ARE INCLUDED IN THE MORTGAGED PROPERTY, WILL BE FINANCED AT WELLHEADS LOCATED ON THE LANDS DESCRIBED IN EXHIBIT A HERETO.

PERSONAL PROPERTY CONSTITUTING A PORTION OF THE MORTGAGED PROPERTY MAY BE OR MAY IN THE FUTURE BE AFFIXED TO THE LANDS DESCRIBED IN EXHIBIT A HERETO.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT TO THE EXTENT PERMITTED UNDER TEXAS LAW. A POWER OF SALE MAY ALLOW THE TRUSTEE (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTY (AS HEREINAFTER DEFINED) AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR/DEBTOR AND/OR THE BORROWER (AS HEREINAFTER DEFINED) UNDER THIS INSTRUMENT.

THIS FINANCING STATEMENT IS TO BE FILED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS AND INDEXED AS BOTH A MORTGAGE AND A FINANCING STATEMENT.

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This instrument was prepared by Marc J. Ross, Esq., SICHENZIA ROSS FRIEDMAN FERENCE LLP, 61 Broadway, 32nd Floor, New York, New York 10006.

ATTENTION OF RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a lien on rights in or relating to the Leases and Lands, as defined herein, and all other Collateral, as defined herein, of Mortgagor.

RECORDED DOCUMENT SHOULD BE RETURNED TO:

KELLEY DRYE & WARREN LLP
101 Park Avenue
New York, New York 10178
Attn: Jane Jablons, Esq.

FIRST SUPPLEMENT, AMENDMENT, AND RESTATEMENT OF DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,
FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

(THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS)

This First Supplement, Amendment, And Restatement Of Deed Of Trust, Mortgage, Security Agreement, Financing Statement And Assignment Of Production (hereinafter called the “Amended Mortgage”) is entered into as of the effective date of the Mortgage, as defined below (the “Effective Date”), between PEGASI ENERGY RESOURCES CORPORATION, a Nevada corporation, as the Borrower, as defined in the Mortgage, and PEGASI ENERGY RESOURCES CORPORATION, a Texas corporation, as the Mortgagor, as defined in the Mortgage, and Pasquale DeAngelis as the Collateral Agent, as defined in the Mortgage.

WHEREAS, by Deed Of Trust, Mortgage, Security Agreement, Financing Statement And Assignment Of Production (the “Mortgage”), Mortgagor did grant, bargain, sell, convey, transfer and assign, to the Trustee, for the benefit of the Collateral Agent for the Secured Holders, as defined in the Mortgage, a security interest with power of sale in all of Mortgagor’s right, title, and interest in and to the Mortgaged Property, as described in or referred to in the Mortgage, as security for the Secured Indebtedness, as defined in the Mortgage; and

WHEREAS the Mortgage is recorded in Volume 898, Page 72 of the Official Public Records of Marion County, Texas; and

WHEREAS, pursuant to the agreement of Borrower, Mortgagor, and Collateral Agent, Borrower, Mortgagor, and Collateral Agent have agreed to amend the first paragraph in Article I of the Mortgage, which is the paragraph immediately below the caption “GRANT OF LIENS AND SECURITY INTERESTS,” by deleting “December 29, 2014” from such paragraph and by substituting “January 9, 2015” in lieu thereof, in such paragraph in order that the first paragraph in Article I of the Mortgage provides as follows:

KNOW ALL MEN BY THESE PRESENTS: That this Deed Of Trust, Mortgage, Security Agreement, Financing Statement And Assignment Of Production (the “Mortgage”), is between PEGASI ENERGY RESOURCES CORPORATION, a Nevada corporation, whose mailing address is 218 N. Broadway, Suite 204, Tyler, Texas 75702 (the “Borrower”), and PEGASI ENERGY RESOURCES CORPORATION, a Texas corporation, whose mailing address is P. O. Box 2033, Tyler, Texas 75710-2033 (the “Mortgagor”), and Jay Moorin, as Trustee (the “Trustee”), whose address is c/o ProQuest Investments, 2430 Vanderbilt Beach Road, #108 - 190, Naples, FL 34109, and Pasquale DeAngelis as collateral agent (the “Collateral Agent”), whose address is c/o ProQuest Investments, 2430 Vanderbilt Beach Road, #108 - 190, Naples, FL 34109, for the holders of the senior secured notes issued by Borrower pursuant to that certain Securities Purchase Agreement dated on or about January 9, 2015 (the “Purchase Agreement”), by and between Borrower and the Buyers, as defined therein (the “Secured Holders”).

NOW, THEREFORE, in view of the foregoing Borrower, Mortgagor, and Collateral Agent hereby agree that the first paragraph in Article I of the Mortgage, which is the paragraph immediately below the caption “GRANT OF LIENS AND SECURITY INTERESTS,” is amended in the manner stated above, the same as if it had been originally included in the Mortgage.

This Amended Mortgage is intended to and shall be deemed to supplement, amend and restate the terms and provisions of the Mortgage, the liens and security interests of which are hereby expressly recognized to remain in full force and effect as amended and restated to cover all of the Mortgaged Property described in or referred to in the Mortgage and all of the rights, liens and security interests existing and to exist under the Mortgage are hereby renewed, extended, carried forward and conveyed to secure the Secured Indebtedness of the Mortgagor to the Collateral Agent as herein provided.

It is understood and agreed by Borrower, Mortgagor, and Collateral Agent that the provisions contained herein shall supersede any provisions to the contrary in the Mortgage; however, in all other respects, the Mortgage shall remain in full force and effect, and Borrower and Mortgagor do hereby ratify, confirm, and adopt the Mortgage to the Trustee, for the benefit of the Collateral Agent for the Secured Holders, as defined in the Mortgage, as hereby amended, as of the Effective Date, and do hereby grant, bargain, sell, convey, transfer and assign, unto the Trustee, for the benefit of the Collateral Agent for the Secured Holders, as defined in the Mortgage, as hereby amended, the Mortgaged Property as of the Effective Date.

For the convenience of the parties, this Amended Mortgage may be executed in multiple counterparts. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Amended Mortgage.

[Signatures on following page.]

Dated effective as of the Effective Date.

BORROWER:

PEGASI ENERGY RESOURCES CORPORATION,
a Nevada corporation

            By:
Name: Michael H. Neufeld
Title: President

COUNTY OF HARRIS                                        )
)  ss.:
STATE OF TEXAS                                              )

On this _______ day of January 2015, before me personally appeared Michael H. Neufeld, President of PEGASI ENERGY RESOURCES CORPORATION, a Nevada corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such corporation and in the capacity therein stated.

_____________________________
Notary Public

MORTGAGOR:

PEGASI ENERGY RESOURCES CORPORATION,
a Texas corporation

            By:
Name: Michael H. Neufeld
Title: President

COUNTY OF HARRIS                                         )
)  ss.:
STATE OF TEXAS                                              )

On this _______ day of January 2015, before me personally appeared Michael H. Neufeld, President of PEGASI ENERGY RESOURCES CORPORATION, a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such corporation and in the capacity therein stated.

_____________________________
Notary Public

COLLATERAL AGENT:

____________________________________
Pasquale DeAngelis, as Collateral Agent for the Secured Holders

COUNTY OF______________)
)  ss.:
STATE OF _______________)

On this _______ day of January 2015, before me personally appeared Pasquale DeAngelis, as Collateral Agent for the Secured Holders, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

_____________________________
Notary Public